Exhibit 10.1

CONSENT AND AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

This CONSENT AND AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 2”) dated as of July 9, 2014, is by and among SPARTON CORPORATION, an Ohio corporation, SPARTRONICS, INC., a Michigan corporation, SPARTON TECHNOLOGY, INC., a New Mexico corporation, SPARTON DELEON SPRINGS, LLC, a Florida limited liability company, SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation, SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company, SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company, SPARTON ONYX, LLC, a Delaware limited liability company, ONYX EMS, LLC, a South Dakota limited liability company, RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation, SPARTON BROOKSVILLE, LLC, a Delaware limited liability company, and SPARTON AYDIN, LLC, a Delaware limited liability company, SPARTON BECKWOOD, LLC, a Delaware limited liability company, BECKWOOD SERVICES, INC., a New Hampshire corporation, SPARTON AUBREY GROUP, INC., a California corporation (collectively, the “Borrowers”), the Lenders from time to time a party to the Credit Agreement referred to below, and BMO HARRIS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Administrative Agent, Lenders, Borrowers and the other Loan Parties are parties to that certain Credit and Guaranty Agreement, dated as of November 15, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 1.18 of the Credit Agreement, Borrowers have requested that Lenders provide a Revolving Credit Commitment Increase to Borrowers in an aggregate principal amount of Thirty-Five Million Dollars ($35,000,000), and Lenders are willing to do so on the terms and subject to the satisfaction of the conditions set forth herein;

WHEREAS, in connection with the Revolving Credit Commitment Increase, (a) Sparton EMT, LLC, a Delaware limited liability company (“Sparton EMT”), a newly formed Wholly-Owned Subsidiary of Sparton Corporation, will acquire all of the membership interests of Electronic Manufacturing Technologies, LLC, a California limited liability company (“EMT”), pursuant to that certain Membership Interest Purchase Agreement, dated as of June 21, 2014, by and among Sparton EMT, Michael Wayne Leedom and Leah Dupre, (b) Sparton EMT and EMT will be joined to the Credit Agreement as co-Borrowers and (c) EMT will change its name to “Sparton Irvine, LLC”;

WHEREAS, Borrowers have requested that Administrative Agent and Lenders amend certain provisions of the Credit Agreement as set forth herein and Administrative Agent and Lenders have agreed to the foregoing requests, on the terms and subject to satisfaction of the conditions contained herein; and

WHEREAS, this Amendment No. 2 shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment No. 2 and capitalized terms used but not otherwise defined in this Amendment No. 2 shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment No. 2, the parties, intending to be bound, hereby agree as follows:

SECTION 1. Commitment Increase. Pursuant to Section 1.18 of the Credit Agreement, Borrowers have requested that Lenders provide a Revolving Credit Commitment Increase in the amount of Thirty-Five Millions ($35,000,000). Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, Lenders hereby agree to a Revolving Credit Commitment Increase in the aggregate amount of Thirty-Five Million Dollars ($35,000,000). As of the date of, and after giving effect to, the Revolving Credit Commitment Increase, the Revolving Credit Commitments of Lenders shall aggregate Seventy Million Dollars ($70,000,000) and are allocated among Lenders as set forth on Schedule 1 hereto.

SECTION 2. Amendments of the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 5 (Definitions; Interpretation). Section 5 of the Credit Agreement is hereby further amended by amending and restating clause (k) of the definition of “Permitted Acquisition” as follows:

“(k) the Total Consideration for the Acquired Business shall not exceed $25,000,000 and, when taken together with the Total Consideration for all Acquired Businesses acquired during the term of this Agreement (excluding the Total Consideration provided for in the Video Display APA and Creonix APA as in effect on the date such agreements were provided to Agent and Lenders in connection with the closing of such Acquisitions), shall not exceed $75,000,000 in the aggregate; and”

(b) Section 8.25 (Cash Management). Clause (b) in the first sentence of Section 8.25 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) maintain all deposit accounts with BMO Harris or with other financial institution(s) selected by the Loan Parties and reasonably acceptable to BMO Harris so long as such financial institution(s) have entered into an account control agreement or blocked account agreement, as applicable, with the Administrative Agent, on behalf of itself and the Lenders, relating to such deposit account(s) (other than the Excluded Accounts) in form and substance acceptable to the Administrative Agent; provided, however, that with respect to deposit accounts maintained by an Acquired Business, the Loan Parties shall have entered into an account control agreement or blocked account agreement, as applicable, with the Administrative Agent, on behalf of itself and the Lenders, relating to such deposit account(s) (other than the Excluded Accounts) in form and substance acceptable to the Administrative Agent, within the period provided in Section 4.4(b)(ii) hereof to comply with this Section 8.25.”

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(c) Schedule 1 (Commitments). Schedule 1 of the Credit Agreement is hereby replaced in its entirety with Schedule 1 hereto.

SECTION 3. Conditions of Effectiveness. This Amendment No. 2 shall become effective as of the date hereof, but only upon receipt by Administrative Agent of each of the following documents (collectively, the “Amendment No. 2 Documents”), which shall be in form and substance satisfactory to Administrative Agent, and satisfaction of the other conditions, set forth below:

(a) one or more counterparts of this Amendment No. 2 executed by the parties hereto;

(b) as of the date hereof and after giving effect to the Revolving Credit Commitment Increase contemplated hereby: (i) each of the conditions set forth in Section 7.1 shall be satisfied; (ii) Loan Parties shall be in compliance on a pro forma basis with the covenants contained in Section 8.23 recomputed as of the last day of the most-recently ended fiscal quarter of Borrowers for which financial statements are available; and (iii) Borrowers shall have delivered a certificate of the chief financial officer (or other officer acceptable to Administrative Agent) to the effect set forth in clauses (i) and (ii) above, together with reasonably detailed calculations demonstrating compliance with clause (ii) above;

(c) Borrowers shall pay to Administrative Agent, for the pro rata benefit of Lenders, the fees set forth in the fee letter dated as of the date hereof; and

(d) such other agreements, instruments and other documents as may be required by Administrative Agent.

SECTION 4. Additional Conditions. Borrowers acknowledge and agree that within thirty (30) days of the date hereof (or such longer period as the Administrative Agent may permit) Borrowers shall deliver to Administrative Agent an account control agreement for each of the business checking account (No. 1010018560), the money market account (No. 1010018578) and any other account maintained by any Borrower with Banc of California (unless Borrower shall have closed such account on or before such date).

SECTION 5. Representations and Warranties. Each Loan Party represents and warrants to Administrative Agent and Lenders that:

(a) (i) It has all necessary power and authority to execute and deliver this Amendment No. 2 and each of the other Amendment No. 2 Documents to which it is a party and to perform its obligations hereunder and thereunder, (ii) this Amendment No. 2 and each of the other Amendment No. 2 Documents to which it is a party have been duly authorized by all requisite corporate or limited liability company action, as applicable, and constitute the legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by

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applicable solvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and applicable equitable principles (whether considered in a proceeding at law or in equity), and (iii) neither the execution, delivery or performance by such Loan Party of this Amendment No. 2 or any other Amendment No. 2 Documents to which it is a party (A) violates any material provision of any law or regulation applicable to such Loan Party, or any other decree of any governmental body, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or Subsidiary is a party or by which such Person or any of its property is bound, (C) results in the creation or imposition of any Lien (other than Liens permitted pursuant to Section 8.8 of the Credit Agreement) upon any Property of such Loan Party, (D) violates or conflicts with the articles of incorporation (or articles of formation), bylaws (or operating agreement), or other organizational documents, as applicable, of such Loan Party, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained;

(b) No Default or Event of Default shall have occurred or be continuing as of the date hereof; and

(c) As of the date hereof, and after giving effect of this Amendment No. 2 and the other Amendment No. 2 Documents and the transactions contemplated hereby and thereby, the representations and warranties of Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

SECTION 6. Reference to, and Effect on, Loan Documents.

(a) Fees and Expenses. Borrowers agree to pay, on demand, in accordance with Section 13.15 of the Credit Agreement, all costs and expenses of, or incurred by, Administrative Agent, including but not limited to, reasonable attorneys’ fees and costs in connection with the preparation, execution and delivery of this Amendment No. 2 and the other Amendment No. 2 Documents.

(b) Ratification of Loan Documents. Except as specifically amended above or in the other Amendment No. 2 Documents, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein or in any of the other Amendment No. 2 Documents, the terms of this Amendment No. 2 and the other Amendment No. 2 Documents are not intended to and do not effect a novation of the Credit Agreement or any other Loan Document. Each of the Loan Parties hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(c) No Waiver. The execution, delivery and effectiveness of this Amendment No. 2 and the other Amendment No. 2 Documents shall not operate as a waiver of any Default or Event of Default whether now existing or hereafter arising or of any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement, any of the other Loan Documents or under applicable law.

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(d) References. Upon the effectiveness of this Amendment No. 2, each reference in (a) the Credit Agreement to “this Agreement,” “this Credit Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Credit Agreement” or words of similar import shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of this Amendment No. 2, each reference to the Loan Documents in the Credit Agreement shall include this Amendment No. 2 and the other Amendment No. 2 Documents.

SECTION 7. Miscellaneous.

(a) Successors and Assigns. This Amendment No. 2 shall be binding on Loan Parties, and shall inure to the benefit of Administrative Agent and Lenders and their respective successors and assigns.

(b) Entire Agreement. This Amendment No. 2 and the other Amendment No. 2 Documents constitute the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof or thereof.

(c) Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

(d) Severability. Wherever possible, each provision of this Amendment No. 2 shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 2.

(e) Counterparts. This Amendment No. 2 may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by facsimile, “pdf” or other form of electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

(Signature Pages Follow)

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(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have duly executed this Consent and Amendment No. 2 to Credit and Guaranty Agreement as of the date first above written.

BORROWERS:	SPARTON CORPORATION, an Ohio corporation

	By	/s/ Michael Osborne
Michael Osborne
Senior Vice President – Corporate Development

SPARTRONICS, INC., a Michigan corporation

By:	/s/ Steve Korwin
Steve Korwin
Vice President

SPARTON TECHNOLOGY, INC., a New Mexico corporation

By:	/s/ Steve Korwin
Steve Korwin
Vice President

SPARTON DELEON SPRINGS, LLC, a Florida limited liability company

By:	/s/ Steve Korwin
Steve Korwin
Vice President

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

BORROWERS:	SPARTON MEDICAL SYSTEMS, INC., a Michigan corporation

	By:	/s/ Steve Korwin
Steve Korwin Vice President

SPARTON MEDICAL SYSTEMS COLORADO, LLC, a Colorado limited liability company

	By:	/s/ Steve Korwin
Steve Korwin Vice President

SPARTON BP MEDICAL DENVER, LLC, a Delaware limited liability company

	By:	/s/ Steve Korwin
Steve Korwin Vice President

SPARTON ONYX, LLC, a Delaware limited liability company

	By:	/s/ Steve Korwin
Steve Korwin Vice President

ONYX EMS, LLC, a South Dakota limited liability company

	By:	/s/ Michael Osborne
Michael Osborne President

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

BORROWERS:	RESONANT POWER TECHNOLOGY, INC., a Wisconsin corporation

	By:	/s/ Michael Osborne
Michael Osborne President

SPARTON BROOKSVILLE, LLC, a Delaware limited liability company

	By:	/s/ Michael Osborne
Michael Osborne President

SPARTON AYDIN, LLC, a Delaware limited liability company

	By:	/s/ Michael Osborne
Michael Osborne President

SPARTON BECKWOOD, LLC, a Delaware limited liability company

	By:	/s/ Michael Osborne
Michael Osborne President

BECKWOOD SERVICES, INC., a New Hampshire corporation

	By:	/s/ Michael Osborne
Michael Osborne Vice President

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

BORROWERS:	SPARTON AUBREY GROUP, INC., a California corporation

	By:	/s/ Michael Osborne
Michael Osborne
President

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

ADMINISTRATIVE AGENT:	BMO HARRIS BANK, N.A., as Administrative Agent

	By:	/s/ Andre Bonakdar
Andre Bonakdar
Director

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Andre Bonakdar
Andre Bonakdar
Director

(Signature Page to Consent and Amendment No. 2 to Credit and Guaranty Agreement)

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Jason E. Guerra
Jason E. Guerra
Senior Vice President

SCHEDULE I

COMMITMENTS

NAME OF LENDER	ACQUISITION LOAN COMMITMENT	REVOLVING CREDIT COMMITMENT
BMO Harris, N.A.	$18,461,538.46	$43,076,923.08
Bank of America, N.A.	$11,538,461.54	$26,923,076.92
Total	$30,000,000	$70,000,000